Other assets	6 Months Ended
Jun. 30, 2023
Other Assets [Abstract]
Other assets	Other assets
Other assets consisted of the following as of June 30, 2023 and December 31, 2022:

	June 30, 2023	December 31, 2022
Straight-line rents, prepaid expenses and other	$769,723	$715,751
Notes receivable, net of allowance for credit losses (a) (b)	497,280	486,223
Loans receivable, net of allowance for credit losses (c)	449,310	351,357
Derivative assets (Note 11)	220,597	211,993
Lease incentives	158,927	163,683
Investments	98,159	62,519
Inventory	72,584	55,868
Operating lease right of use assets, net	70,551	81,952
Other receivables, net	498,522	461,093
	$2,835,653	$2,590,439

(a)Notes receivable as of June 30, 2023 and December 31, 2022 included $484 million and $459 million, respectively, related to agreements we have executed with customers to reschedule certain lease payments under our leases that are due at the reporting dates. Notes receivable as of June 30, 2023 and December 31, 2022 also included $13 million and $27 million, respectively, related to aircraft sale and other transactions.
(b)As of June 30, 2023 and December 31, 2022, we had $86 million and $111 million, respectively, allowance for credit losses on notes receivable. Refer to Note 21—Allowance for credit losses for further details.
(c)As of June 30, 2023 and December 31, 2022, we had $2 million and $4 million, respectively, allowance for credit losses on loans receivable. Refer to Note 21—Allowance for credit losses for further details. During the six months ended June 30, 2023 and 2022, we recognized interest income from loans receivable, net of allowance for credit losses of $14 million and $13 million, respectively, included in other income.